UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Emerging Markets Local Currency Bond Fund	June 30, 2020
PRELX	Investor Class
PAELX	Advisor Class
TEIMX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE EMERGING MARKETS LOCAL CURRENCY BOND FUND

HIGHLIGHTS

■	The Emerging Markets Local Currency Bond Fund slightly underperformed the benchmark index net of fees but outperformed the Lipper peer group average in the six months ended June 30, 2020.

■	Our bond exposure had a positive impact on the portfolio’s relative performance while our currency exposures weighed on relative gains.

■	We moderated the portfolio’s risk exposure early in the period, recognizing the growing threat of the coronavirus pandemic. We selectively built these positions back up mid-period, anticipating a recovery that played out over the final three months.

■	We see room for continued solid performance of emerging market local currency bonds in the second half of 2020 should economies continue to reopen. However, we remain cognizant of the risk posed by the coronavirus pandemic.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets recorded widely mixed results during the first half of 2020 as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

Market sentiment was positive as we entered the year, and the S&P 500 Index advanced to a record high on February 19. However, stocks began falling as the coronavirus spread in Italy and other countries outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

According to the National Bureau of Economic Research, a recession officially began in February, ending the longest expansion in U.S. history. Over 22 million Americans lost their jobs in March and April, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began massive purchases of government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic. As lockdowns eased late in the period, there were signs of economic recovery, especially in stronger-than-expected payroll data, but surges in new virus cases in some states remained a concern.

Boosted by the stimulus and indications that the economy was mending faster than many expected, nearly all sectors recouped some of their losses by the end of June, and some segments were back in positive territory. For the six-month period, the tech-heavy Nasdaq Composite Index reached record highs and easily outperformed other benchmarks as the pandemic appeared to accelerate trends in retail, social media, and content streaming that benefited the large technology platforms. Large- and mid-cap growth stocks also produced positive returns and outperformed small-caps and value shares, which lost ground.

The S&P 500 Index finished the period with modest losses overall. Within the benchmark, tech and consumer discretionary stocks rallied, but energy shares were down more than 35% (including dividends) amid tumbling oil prices, and the financials sector struggled in a low-yield environment. Non-U.S. equity markets were generally negative and lagged the U.S. benchmarks.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield and emerging markets bonds were particularly hard hit during the market sell-off in March, but the sectors staged a strong recovery as investors sought out higher-yielding securities. Emerging markets debt denominated in U.S. dollars outperformed local currency issues, as weakness in certain currencies weighed on local bond performance in U.S. dollar terms.

As we enter the second half of the year, we expect markets to remain volatile. The scale of the stimulus and the potential for medical breakthroughs create the potential for stocks to move higher, but much depends on the course of the virus. Rising tensions between the U.S. and China, social unrest, and the U.S. elections in November could also drive market performance.

Our investment teams will be carefully monitoring these developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high income and capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The T. Rowe Price Emerging Markets Local Currency Bond Fund posted a -6.96% net return for the six months that ended June 30, 2020. The fund slightly underperformed the benchmark J.P. Morgan Government Bond Index (GBI)–Emerging Markets Global Diversified but outperformed the peer group average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Our duration exposure made a positive contribution to the portfolio’s relative performance as our bottom-up fundamental research helped us navigate the volatile first half of the year. Our active currency exposure, meanwhile, weighed moderately on our gains as emerging market (EM) currencies bore the brunt of the mid-period sell-off.

In terms of country exposure, our overweight to Mexican bonds made the largest contribution. Although Mexican assets were hit hard early in the year, the Bank of Mexico implemented successive interest rate cuts over the period, helping Mexican bonds rebound in the second quarter, resulting in sizable gains for the portfolio.

Our overweight to South Africa also helped. After reducing exposure early in the year, we began building our position back up following a sovereign downgrade by Moody’s in March to sub-investment grade, as we viewed the country’s bonds as oversold. This exposure benefited performance during the rally over the final three months of the period.

Elsewhere, our overweight to Russian bonds also aided our relative returns. Our small basket of off-benchmark U.S. dollar-denominated bonds contributed favorably as hard currency EM debt outperformed over the period.

However, an underweight to Thailand hurt as falling growth and inflation supported higher-quality, lower-yielding markets. An underweight to the Czech Republic also detracted.

Most EM currencies ended the six-month period lower against the U.S. dollar despite recovering over the final three months. This meant that some overweight exposures hurt our relative performance, including the Brazilian real, which we held due to improving fundamentals at the beginning of the year. Increasing political turmoil and an escalation in coronavirus cases later in the period meant that the real continued to suffer even as other EM currencies recovered. Commodity price volatility weighed on the Chilean peso, meaning our overweight exposure detracted.

On the positive side, an overweight to the Indonesian rupiah made a strong positive contribution. The rupiah benefited from Indonesia’s shrinking current account deficit and attractive real yields. Our underweight to the South African rand also made a favorable impact as the rand lagged the second-quarter rally. Elsewhere, our exposures to the Colombian peso and Hungarian forint benefited relative performance as did an out-of-benchmark exposure in the Egyptian pound.

How is the fund positioned?

We had reduced the portfolio’s risk exposure at the end of 2019 following a rally in the final months of that year. This helped the portfolio in the early year volatility when the coronavirus outbreak first emerged. We continued to reduce our overall risk exposure, recognizing that the coronavirus’s impact would be global and more severe than initial expectations. After markets bottomed in late March, we began selectively adding back to risk in anticipation of a recovery, which materialized in the second quarter. Late in the period, we trimmed some of our higher beta overweights and took profits in positions that had performed well during the rally.

Mexico remains one of our top overweights due to attractive bond valuations and expectations that its central bank will maintain a supportive monetary policy. We reduced an overweight to Brazil due to the potential for near-term volatility despite attractive valuations.

In the Asia-Pacific region, Indonesian and Indian government bonds are among our favored positions.

Within the Europe, Middle East, and Africa region, we are overweight to Russia, where attractive valuations and medium-term fiscal and external trajectories are supportive. We also maintained off-benchmark exposures to Egypt, Serbia, and Ukraine. However, we are underweight the Czech Republic and Poland, where government bond prices offer relatively little value, in our view.

In currencies, we also began building up risk exposures following the first-quarter sell-offs. We continued to add to select exposures late in the period as the rebound in EM currencies lagged the recovery in bond prices, leaving several compelling opportunities. The Czech koruna is a top overweight due to the Czech National Bank’s less dovish stance relative to regional peers. We also hold off-benchmark positions in the Egyptian pound and Serbian dinar due to improving economic fundamentals in those countries.

In Asia, we hold an off-benchmark position in the Indian rupee while using the relatively expensive Singaporean dollar and South Korean won as funding currencies for more attractive relative value opportunities elsewhere.

Market liquidity is a key variable that we closely monitor due to a highly uncertain global macro backdrop. Market volatility can impact the portfolio as EM debt is one of the riskier fixed income asset classes and tends to have lower liquidity than high-quality government debt. We will continue to actively consider market depth and liquidity when evaluating bonds for purchase and sale.

The portfolio maintains allocations to select types of derivatives for hedging purposes or to gain exposure to certain currencies or countries. The fund had a material exposure to currency forward contracts during the reporting period, which had a negative impact on performance. The fund also held interest rate derivatives that did not materially impact performance.

What is portfolio management’s outlook?

EM countries are trying to mitigate the economic impact of the coronavirus pandemic with accommodative monetary policy. Although this has helped local bond yields fall significantly from their March peak, valuations in the asset class continue to look attractive on a medium-term perspective. EM currencies also remain attractive to a U.S.-based investor base on valuation and portfolio diversification grounds.

EM growth is set to drop substantially through the middle of 2020 with many emerging countries hit hard by COVID-19, the disease caused by the coronavirus. Additionally, developed market growth downgrades are materializing and could impact external demand for EM goods and services, muting the recent China-related bounce in activity. The phasing out of lockdown measures in many countries will support EM growth momentum via increased trade. However, the timing and magnitude of the rebound going forward depends on the pace of the lockdown easing and to what extent a second wave of the virus materializes.

Even with substantial monetary stimulus measures in place to fight the economic slowdown, inflation across emerging markets remains broadly well behaved. The presence of output gaps, which is the difference between potential growth rates and actual growth, and stable external positions allow for continued accommodative monetary policy.

Following a seven-year rally, the U.S. dollar remains overvalued after just one quarter of weakness. However, we believe we need to see further weakness for investors to gain confidence that the dollar is peaking. Fortunately, market technicals are supportive as international investors’ exposure to emerging local markets is light. In the case of prolonged U.S. dollar weakness, inflows to the asset class could pick up, supporting market performance.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Note: Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 0.1%		
Government Bonds 0.1%		
Republic of Argentina, 5.25%, 1/15/28 (EUR) (1)(2)	1,360,000	580
Total Argentina (Cost $1,289)		**580**
BRAZIL 7.5%		
Corporate Bonds 0.4%		
Centrais Eletricas Brasileiras, 4.625%, 2/4/30 (USD)	1,000,000	957
Petrobras Global Finance, 6.75%, 6/3/50 (USD)	865,000	892
		1,849
Government Bonds 7.1%		
Brazil Notas do Tesouro Nacional, Series B, Inflation-Indexed, 6.00%, 5/15/23	770,718	162
Brazil Notas do Tesouro Nacional, Series B, Inflation-Indexed, 6.00%, 5/15/45	1,947,087	456
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/23	41,809,000	8,728
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	78,920,000	16,979
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27	23,650,000	5,152
Brazil Letras do Tesouro Nacional, Zero Coupon, 1/1/22	360,000	63
Republic of Brazil, 12.50%, 1/5/22	91,000	19
		31,559
Total Brazil (Cost $40,016)		**33,408**
CHILE 2.2%		
Corporate Bonds 0.4%		
Celulosa Arauco y Constitucion, 4.20%, 1/29/30 (USD) (3)	1,700,000	1,735
		1,735

Government Bonds 1.8%		
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/26	3,255,000,000	4,646
Bonos de la Tesoreria de la Republica, 4.70%, 9/1/30 (3)	5,000,000	8
Bonos de la Tesoreria de la Republica, 5.00%, 3/1/35	5,000,000	8
Bonos de la Tesoreria de la Republica, 6.00%, 1/1/43	1,875,000,000	3,427
		8,089
Total Chile (Cost $9,715)		**9,824**
CHINA 4.3%		
Corporate Bonds 0.3%		
Shimao Property Holdings, 5.60%, 7/15/26 (USD)	1,130,000	1,191
		1,191
Government Bonds 4.0%		
China Development Bank, 3.68%, 2/26/26	37,900,000	5,476
People's Republic of China, 3.12%, 12/5/26	12,500,000	1,797
People's Republic of China, 3.13%, 11/21/29	33,800,000	4,882
People's Republic of China, 3.22%, 12/6/25	23,770,000	3,444
People's Republic of China, 3.57%, 6/22/24	14,500,000	2,146
		17,745
Total China (Cost $19,019)		**18,936**
COLOMBIA 4.2%		
Corporate Bonds 0.5%		
Empresas Public de Medellin, 7.625%, 9/10/24	4,371,000,000	1,215
Empresas Public de Medellin, 7.625%, 9/10/24 (3)	1,862,000,000	518
Grupo Energia Bogota ESP, 4.875%, 5/15/30 (USD) (3)	690,000	726
		2,459
Government Bonds 3.7%		
Republic of Colombia, 6.00%, 4/28/28	16,977,800,000	4,601
Republic of Colombia, 6.25%, 11/26/25	85,000,000	25

GEORGIA 0.2%		
Corporate Bonds 0.2%		
Georgian Railway, 7.75%, 7/11/22 (USD)	1,070,000	1,083
Total Georgia (Cost $1,085)		**1,083**
GHANA 0.3%		
Government Bonds 0.3%		
Republic of Ghana, 7.875%, 2/11/35 (USD) (3)	1,540,000	1,401
Total Ghana (Cost $1,540)		**1,401**
HUNGARY 3.5%		
Government Bonds 3.5%		
Republic of Hungary, 2.50%, 10/24/24	1,543,880,000	5,178
Republic of Hungary, 3.00%, 10/27/27	1,422,470,000	4,925
Republic of Hungary, 5.50%, 6/24/25	1,381,370,000	5,289
Republic of Hungary, 6.75%, 10/22/28	8,800,000	39
Republic of Hungary, 7.00%, 6/24/22	13,600,000	49
Total Hungary (Cost $16,474)		**15,480**
INDIA 2.3%		
Corporate Bonds 0.4%		
HDFC Bank, 8.10%, 3/22/25	130,000,000	1,762
		1,762
Government Bonds 1.9%		
Government of India, 6.45%, 10/7/29	97,250,000	1,329
Government of India, 8.26%, 8/2/27	193,000,000	2,896
Government of India, 8.40%, 7/28/24	183,000,000	2,708
Government of India, 8.60%, 6/2/28	23,020,000	352
National Highways Authority of India, 7.30%, 5/18/22	80,000,000	1,061
		8,346
Total India (Cost $10,393)		**10,108**

INDONESIA 10.7%

Corporate Bonds 1.8%

Jasa Marga (Persero), 7.50%, 12/11/20 (3)	47,000,000,000	3,204
Standard Chartered Bank, CLN (Reference: Republic of Indonesia), 9.00%, 3/19/29 (3)	63,100,000,000	4,904
		8,108

Government Bonds 8.9%

Republic of Indonesia, 6.125%, 5/15/28	180,067,000,000	11,838
Republic of Indonesia, 6.625%, 5/15/33	14,280,000,000	917
Republic of Indonesia, 7.00%, 9/15/30	575,000,000	40
Republic of Indonesia, 8.125%, 5/15/24	200,000,000	15
Republic of Indonesia, 8.25%, 5/15/36	17,844,000,000	1,301
Republic of Indonesia, 8.375%, 3/15/24	464,000,000	34
Republic of Indonesia, 8.375%, 9/15/26	40,735,000,000	3,081
Republic of Indonesia, 8.375%, 3/15/34	660,000,000	49
Republic of Indonesia, 8.75%, 5/15/31	257,157,000,000	19,622
Republic of Indonesia, 9.00%, 3/15/29	23,350,000,000	1,815
Republic of Indonesia, 9.50%, 5/15/41	8,938,000,000	715
Republic of Indonesia, 10.50%, 8/15/30	360,000,000	31
Republic of Indonesia, 10.50%, 7/15/38	145,000,000	12
Republic of Indonesia, 11.00%, 9/15/25	1,927,000,000	160
		39,630
Total Indonesia (Cost $48,340)		**47,738**

KENYA 0.3%

Government Bonds 0.3%

Kenya Infrastructure Bond, 10.20%, 5/25/26	143,000,000	1,327
Total Kenya (Cost $1,334)		**1,327**

KUWAIT 0.2%		
Corporate Bonds 0.2%		
MEGlobal Canada, 5.875%, 5/18/30 (USD) (3)	825,000	935
Total Kuwait (Cost $829)		**935**
MALAYSIA 4.8%		
Government Bonds 4.8%		
Government of Malaysia, 3.80%, 8/17/23	60,000	15
Government of Malaysia, 3.906%, 7/15/26	35,000	9
Government of Malaysia, 4.065%, 6/15/50	13,275,000	3,122
Government of Malaysia, 4.181%, 7/15/24	240,000	60
Government of Malaysia, 4.232%, 6/30/31	28,435,000	7,267
Government of Malaysia, 4.254%, 5/31/35	127,000	32
Government of Malaysia, 4.39%, 7/7/23	251,000	62
Government of Malaysia, 4.392%, 4/15/26	37,737,000	9,590
Government of Malaysia, 4.498%, 4/15/30	135,000	35
Government of Malaysia, 4.762%, 4/7/37	100,000	27
Government of Malaysia, 4.935%, 9/30/43	4,370,000	1,170
Government of Malaysia, 5.248%, 9/15/28	470,000	128
Total Malaysia (Cost $20,994)		**21,517**
MEXICO 8.9%		
Corporate Bonds 0.2%		
BBVA Bancomer, VR, 5.875%, 9/13/34 (USD) (3)(4)	850,000	830
		830
Government Bonds 8.7%		
Petroleos Mexicanos, 6.50%, 3/13/27 (USD)	1,065,000	963
Petroleos Mexicanos, 7.47%, 11/12/26	24,410,000	834
United Mexican States, 5.75%, 3/5/26	138,500,000	6,191
United Mexican States, 7.50%, 6/3/27	126,431,800	6,132
United Mexican States, 7.75%, 5/29/31	223,599,000	11,003

United Mexican States, 7.75%, 11/13/42	600,000	29
United Mexican States, 8.00%, 11/7/47	825,000	40
United Mexican States, 8.50%, 5/31/29	136,915,000	7,057
United Mexican States, 8.50%, 11/18/38	127,010,000	6,562
United Mexican States, 10.00%, 12/5/24	3,878,000	203
		39,014
Total Mexico (Cost $40,719)		**39,844**
MONGOLIA 0.3%		
Government Bonds 0.3%		
Government of Mongolia, 5.125%, 12/5/22 (USD)	1,560,000	1,560
Total Mongolia (Cost $1,438)		**1,560**
PARAGUAY 0.2%		
Government Bonds 0.2%		
Government of Paraguay, 4.70%, 3/27/27 (USD)	970,000	1,063
Total Paraguay (Cost $1,030)		**1,063**
PERU 4.1%		
Corporate Bonds 0.1%		
Banco de Credito del Peru, 4.85%, 10/30/20 (3)	843,000	240
		240
Government Bonds 4.0%		
Republic of Peru, 5.40%, 8/12/34 (3)	30,000	9
Republic of Peru, 6.15%, 8/12/32 (3)	11,205,000	3,621
Republic of Peru, 6.35%, 8/12/28 (3)	7,919,000	2,650
Republic of Peru, 6.35%, 8/12/28	10,300,000	3,447
Republic of Peru, 6.90%, 8/12/37	13,828,000	4,698
Republic of Peru, 8.20%, 8/12/26	9,960,000	3,639
		18,064
Total Peru (Cost $18,619)		**18,304**

PHILIPPINES 0.8%

Government Bonds 0.8%

Republic of Philippines, 4.95%, 1/15/21	10,000,000	202
Republic of Philippines, 6.25%, 1/14/36	113,000,000	2,813
Republic of Philippines, 6.875%, 1/10/29	14,000,000	371
Total Philippines (Cost $3,119)		**3,386**

POLAND 2.7%

Government Bonds 2.7%

Republic of Poland, 2.50%, 4/25/24	190,000	52
Republic of Poland, 2.50%, 7/25/26	21,550,000	5,947
Republic of Poland, 2.50%, 7/25/27	485,000	134
Republic of Poland, 2.75%, 10/25/29	14,186,000	4,039
Republic of Poland, 3.25%, 7/25/25	138,000	39
Republic of Poland, 4.00%, 10/25/23	6,066,000	1,717
Republic of Poland, 5.75%, 10/25/21	533,000	145
Total Poland (Cost $11,681)		**12,073**

ROMANIA 4.1%

Government Bonds 4.1%

Republic of Romania, 3.624%, 5/26/30 (EUR)	1,470,000	1,786
Republic of Romania, 3.65%, 9/24/31	95,000	21
Republic of Romania, 4.40%, 9/25/23	9,550,000	2,281
Republic of Romania, 4.75%, 2/24/25	10,575,000	2,573
Republic of Romania, 5.00%, 2/12/29	27,575,000	6,910
Republic of Romania, 5.80%, 7/26/27	250,000	66
Republic of Romania, 5.85%, 4/26/23	19,100,000	4,720
Total Romania (Cost $18,304)		**18,357**

RUSSIA 9.1%

Government Bonds 9.1%

Russian Federation, 6.90%, 5/23/29	171,990,000	2,617
Russian Federation, 7.00%, 8/16/23	1,644,000	25
Russian Federation, 7.05%, 1/19/28	267,500,000	4,105
Russian Federation, 7.10%, 10/16/24	651,631,000	9,896
Russian Federation, 7.15%, 11/12/25	2,500,000	38
Russian Federation, 7.25%, 5/10/34	3,500,000	55
Russian Federation, 7.40%, 12/7/22	1,692,000	25
Russian Federation, 7.70%, 3/23/33	500,000	8
Russian Federation, 7.75%, 9/16/26	453,950,000	7,201
Russian Federation, 8.15%, 2/3/27	512,176,000	8,303
Russian Federation, 8.50%, 9/17/31	490,180,000	8,328
Total Russia (Cost $39,870)		**40,601**

SERBIA 1.7%

Government Bonds 1.7%

Republic of Serbia, 4.50%, 1/11/26	264,940,000	2,764
Republic of Serbia, 5.875%, 2/8/28	430,400,000	4,907
Total Serbia (Cost $7,083)		**7,671**

SOUTH AFRICA 9.5%

Corporate Bonds 0.1%

Transnet, 4.00%, 7/26/22 (USD)	600,000	584
		584

Government Bonds 9.4%

Republic of South Africa, 6.25%, 3/31/36	1,807,000	69
Republic of South Africa, 6.50%, 2/28/41	1,240,000	46
Republic of South Africa, 7.00%, 2/28/31	189,791,000	9,009
Republic of South Africa, 7.75%, 2/28/23	59,013,000	3,633
Republic of South Africa, 8.00%, 1/31/30	273,135,000	14,560

Republic of South Africa, 8.25%, 3/31/32	312,000	16
Republic of South Africa, 8.75%, 1/31/44	85,450,000	3,889
Republic of South Africa, 8.75%, 2/28/48	105,444,000	4,793
Republic of South Africa, 10.50%, 12/21/26	94,080,000	6,188
		42,203
Total South Africa (Cost $49,566)		**42,787**

SUPRANATIONAL 0.6%

Government Bonds 0.6%

European Bank for Reconstruction & Development, 5.60%, 1/30/25 (IDR)	40,230,000,000	2,677
Total Supranational (Cost $2,970)		**2,677**

THAILAND 4.8%

Government Bonds 4.8%

Kingdom of Thailand, 2.125%, 12/17/26	3,191,000	111
Kingdom of Thailand, 2.875%, 6/17/46	950,000	36
Kingdom of Thailand, 3.30%, 6/17/38	425,000	17
Kingdom of Thailand, 3.40%, 6/17/36	257,825,000	10,446
Kingdom of Thailand, 3.65%, 6/20/31	147,360,000	5,833
Kingdom of Thailand, 3.775%, 6/25/32	61,197,000	2,474
Kingdom of Thailand, 4.875%, 6/22/29	1,100,000	46
Kingdom of Thailand, Inflation-Indexed, 1.20%, 7/14/21	529,660	17
Kingdom of Thailand, Inflation-Indexed, 1.25%, 3/12/28	88,024,191	2,605
Total Thailand (Cost $19,247)		**21,585**

TRINIDAD AND TOBAGO 0.3%

Government Bonds 0.3%

Republic of Trinidad & Tobago, 4.50%, 6/26/30 (USD) (3)	1,140,000	1,123
Total Trinidad and Tobago (Cost $1,140)		**1,123**

TURKEY 1.4%

Government Bonds 1.4%

Republic of Turkey, 7.10%, 3/8/23	109,000	15
Republic of Turkey, 8.00%, 3/12/25	175,000	23
Republic of Turkey, 9.50%, 1/12/22	120,000	18
Republic of Turkey, 10.40%, 3/20/24	152,000	22
Republic of Turkey, 10.50%, 8/11/27	185,000	26
Republic of Turkey, 10.60%, 2/11/26	28,293,000	4,075
Republic of Turkey, 11.00%, 2/24/27	104,000	15
Republic of Turkey, 12.40%, 3/8/28	14,375,000	2,196
Total Turkey (Cost $7,432)		**6,390**

UKRAINE 1.3%

Corporate Bonds 0.3%

Ukraine Railways Via Rail Capital Markets, 8.25%, 7/9/24 (USD)	1,150,000	1,139
		1,139

Government Bonds 1.0%

Government of Ukraine, 6.75%, 6/20/26 (EUR)	950,000	1,088
Government of Ukraine, 9.84%, 2/15/23	30,000,000	1,100
Government of Ukraine, 11.67%, 11/22/23	56,200,000	2,161
		4,349
Total Ukraine (Cost $5,297)		**5,488**

URUGUAY 0.1%

Government Bonds 0.1%

Republic of Uruguay, 8.50%, 3/15/28 (3)	14,500,000	314
Republic of Uruguay, 8.50%, 3/15/28	400,000	9
Republic of Uruguay, 9.875%, 6/20/22	14,110,000	334
Total Uruguay (Cost $1,031)		**657**

Total Investments in Securities		
95.7% of Net Assets (Cost $444,393)	**$**	**428,362**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) Security is in default or has failed to make a scheduled interest and/or principal payment.
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $23,885 and represents 5.3% of net assets.
(4) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(5) Affiliated Companies
(6) Seven-day yield
(7) At June 30, 2020, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

6M CZK PRIBOR	Six month CZK PRIBOR (Prague interbank offered rate)
6M PLN WIBOR	Six month PLN WIBOR (Warsaw interbank offered rate)
AUD	Australian Dollar
BRL	Brazilian Real
BRL CDI	One day Brazilian Interbank Deposit Rate
CAD	Canadian Dollar
CHF	Swiss Franc
CLN	Credit Linked Note
CLP	Chilean Peso
CNH	Offshore China Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
LKR	Sri Lankan Rupee
MXIBTIIE	Mexican Interbank 28 day interest rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
OTC	Over-the-counter
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty

(Amounts in 000s)

Description	Notional Amount	$ Value	Initial $ Value	$ Unrealized Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.2%				
Credit Default Swaps, Protection Bought 0.0%				
United States 0.0%				
Protection Bought (Relevant Credit: Markit CDX.EM-S33, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default, 6/20/25	6,788	317	643	(326)
Total United States				**(326)**
Total Centrally Cleared Credit Default Swaps, Protection Bought				**(326)**
Interest Rate Swaps 0.2%				
China (0.0)%				
5 Year Interest Rate Swap, Receive Fixed 1.875% Quarterly, Pay Variable 2.50% (7 Day Interbank Repo) Quarterly, 5/19/25 (USD)	18,800	(55)	–	(55)
Total China				**(55)**
Czech Republic (0.1)%				
5 Year Interest Rate Swap, Pay Fixed 2.025% Annually, Receive Variable 0.36% (6M CZK PRIBOR) Semi-Annually, 12/27/24	94,400	(330)	–	(330)
5 Year Interest Rate Swap, Receive Fixed 1.74% Annually, Pay Variable 2.42% (6M CZK PRIBOR) Semi-Annually, 2/13/23	24,200	32	–	32
5 Year Interest Rate Swap, Receive Fixed 2.543% Annually, Pay Variable 0.89% (6M CZK PRIBOR) Semi-Annually, 10/29/23	19,300	71	–	71
Total Czech Republic				**(227)**
Mexico 0.2%				
5 Year Interest Rate Swap, Receive Fixed 6.54% 28 days, Pay Variable 5.655% (MXIBTIIE) 28 days, 12/3/24	39,500	127	1	126

5 Year Interest Rate Swap, Receive Fixed 6.575% 28 days, Pay Variable 5.645% (MXIBTIIE) 28 days, 9/13/24	56,500	179	–	179
5 Year Interest Rate Swap, Receive Fixed 7.235% 28 days, Pay Variable 5.61% (MXIBTIIE) 28 days, 6/24/24	52,000	215	–	215
5 Year Interest Rate Swap, Receive Fixed 7.485% 28 days, Pay Variable 5.696% (MXIBTIIE) 28 days, 6/5/24	40,200	184	1	183
5 Year Interest Rate Swap, Receive Fixed 7.495% 28 days, Pay Variable 5.696% (MXIBTIIE) 28 days, 6/5/24	100,000	456	–	456
Total Mexico				**1,159**
Poland 0.1%				
5 Year Interest Rate Swap, Receive Fixed 2.515% Annually, Pay Variable 1.20% (6M PLN WIBOR) Semi-Annually, 9/25/23	25,000	525	–	525
5 Year Interest Rate Swap, Receive Fixed 2.536% Annually, Pay Variable 1.19% (6M PLN WIBOR) Semi-Annually, 9/28/23	8,770	186	–	186
10 Year Interest Rate Swap, Pay Fixed 2.048% Annually, Receive Variable 1.79% (6M PLN WIBOR) Semi-Annually, 1/14/30	10,800	(312)	1	(313)
Total Poland				**398**
Total Centrally Cleared Interest Rate Swaps				**1,275**
Total Centrally Cleared Swaps				**949**
Net payments (receipts) of variation margin to date				**(949)**
Variation margin receivable (payable) on centrally cleared swaps				**$ –**

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America	7/9/20	IDR	39,648,664	USD	2,484	$ 273
Bank of America	7/9/20	USD	981	IDR	14,015,173	6
Bank of America	7/9/20	USD	4,319	IDR	67,510,076	(377)
Bank of America	7/10/20	INR	274,507	USD	3,631	—
Bank of America	7/10/20	USD	15	IDR	206,399	—
Bank of America	7/14/20	HUF	777,414	USD	2,383	83
Bank of America	7/17/20	CZK	164,883	USD	6,648	303
Bank of America	7/17/20	MXN	56,894	USD	2,583	(114)
Bank of America	7/17/20	RON	19,489	USD	4,551	(28)
Bank of America	7/17/20	USD	5,072	CZK	126,364	(255)
Bank of America	7/17/20	USD	158	HUF	50,750	(3)
Bank of America	7/17/20	USD	380	RON	1,717	(19)
Bank of America	8/14/20	PLN	86,153	USD	20,637	1,143
Bank of America	9/11/20	PHP	629	USD	12	—
Bank of America	9/11/20	USD	6,724	PHP	343,322	(151)
Bank of America	10/9/20	USD	3,597	INR	274,507	2
Barclays Bank	7/9/20	USD	3,316	IDR	51,578,581	(272)
Barclays Bank	7/10/20	USD	555	INR	43,499	(20)
Barclays Bank	7/17/20	USD	1,995	TRY	14,640	(132)
Barclays Bank	9/11/20	CLP	3,200,616	USD	3,972	(71)
Barclays Bank	9/11/20	THB	107,804	USD	3,495	(7)
Barclays Bank	9/18/20	CNH	4,775	USD	667	5
BNP Paribas	7/10/20	PEN	6,624	USD	1,939	(69)
BNP Paribas	7/10/20	USD	3,113	KRW	3,821,031	(67)
BNP Paribas	7/10/20	USD	1,478	PEN	5,115	34
BNP Paribas	7/17/20	MXN	119,967	USD	5,024	183
BNP Paribas	7/17/20	RSD	237,140	USD	2,280	(15)
BNP Paribas	7/17/20	TRY	65,694	USD	9,386	158
BNP Paribas	7/17/20	USD	2,861	RON	12,880	(128)
BNP Paribas	8/14/20	PLN	8,499	USD	2,166	(18)
BNP Paribas	8/14/20	USD	2,128	PLN	8,350	17
BNP Paribas	9/2/20	BRL	30,790	USD	5,416	230
BNP Paribas	9/11/20	CLP	3,346,272	USD	4,147	(69)
BNP Paribas	9/11/20	MYR	5,379	USD	1,259	(8)
BNP Paribas	9/11/20	UAH	1,731	USD	63	1
BNP Paribas	9/11/20	USD	2,556	CLP	2,042,332	67
BNP Paribas	9/11/20	USD	1,329	MYR	5,712	1
Canadian Imperial Bank of Commerce	7/24/20	CAD	4,221	USD	3,069	40
Citibank	7/2/20	EGP	70,183	USD	4,315	31
Citibank	7/2/20	USD	4,336	EGP	70,183	(10)
Citibank	7/9/20	IDR	42,318,090	USD	2,983	(40)
Citibank	7/10/20	INR	620,412	USD	8,141	66
Citibank	7/17/20	RSD	367,975	USD	3,465	51
Citibank	7/17/20	RUB	153,453	USD	2,130	21
Citibank	7/17/20	USD	1,815	RSD	195,335	(52)
Citibank	8/11/20	LKR	226,327	USD	1,150	66

Citibank	8/11/20	LKR	371,512	USD	2,014	$	(19)
Citibank	8/11/20	USD	3,250	LKR	597,838		41
Citibank	8/21/20	USD	873	EUR	769		9
Citibank	8/21/20	USD	1,616	EUR	1,470		(37)
Citibank	9/11/20	PHP	109,363	USD	2,184		6
Citibank	9/11/20	THB	168	USD	5		—
Citibank	9/18/20	CNH	11,974	USD	1,673		13
Citibank	9/18/20	ZAR	4,939	USD	282		—
Citibank	10/9/20	USD	4,795	INR	366,010		2
Citibank	11/5/20	EGP	42,925	USD	2,568		5
Credit Suisse	7/24/20	USD	2,173	CHF	2,109		(55)
Deutsche Bank	7/9/20	IDR	34,385,025	USD	2,277		114
Deutsche Bank	7/10/20	USD	279	TWD	8,258		(1)
Deutsche Bank	7/14/20	HUF	616,262	USD	1,905		50
Deutsche Bank	7/17/20	CZK	334,367	USD	13,458		638
Deutsche Bank	8/21/20	EUR	765	USD	835		25
Deutsche Bank	9/2/20	USD	773	BRL	4,222		(1)
Deutsche Bank	9/11/20	MYR	3,299	USD	760		7
Deutsche Bank	9/11/20	MYR	35,150	USD	8,199		(23)
Deutsche Bank	9/11/20	PHP	114,029	USD	2,257		26
Deutsche Bank	1/15/21	USD	202	PHP	10,141		—
Goldman Sachs	7/9/20	IDR	42,756,489	USD	2,780		194
Goldman Sachs	7/10/20	IDR	413,993	USD	25		4
Goldman Sachs	7/10/20	IDR	521,664	USD	37		—
Goldman Sachs	7/10/20	PEN	7,745	USD	2,201		(15)
Goldman Sachs	7/10/20	USD	1,470	INR	115,374		(56)
Goldman Sachs	7/10/20	USD	2,961	PEN	10,057		122
Goldman Sachs	7/17/20	MXN	193,670	USD	8,041		365
Goldman Sachs	7/17/20	USD	645	RON	2,775		1
Goldman Sachs	8/21/20	EUR	423	USD	459		17
Goldman Sachs	9/2/20	BRL	4,377	USD	867		(64)
Goldman Sachs	9/11/20	COP	12,938,677	USD	3,589		(167)
Goldman Sachs	9/11/20	THB	96,991	USD	3,074		64
HSBC Bank	7/9/20	IDR	39,954,709	USD	2,511		268
HSBC Bank	7/10/20	IDR	654,437	USD	39		6
HSBC Bank	7/10/20	TWD	149,357	USD	5,032		45
HSBC Bank	7/10/20	TWD	401,515	USD	13,694		(47)
HSBC Bank	7/10/20	USD	8,301	INR	648,928		(284)
HSBC Bank	7/10/20	USD	13,030	TWD	388,566		(177)
HSBC Bank	7/14/20	USD	2,732	HUF	827,983		106
HSBC Bank	7/17/20	MXN	119,967	USD	5,027		180
HSBC Bank	7/17/20	MXN	21,487	USD	967		(35)
HSBC Bank	7/17/20	RUB	747,499	USD	9,763		716
HSBC Bank	7/17/20	TRY	10,620	USD	1,536		7
HSBC Bank	7/24/20	USD	5,033	CAD	7,071		(176)
HSBC Bank	9/11/20	MYR	9,816	USD	2,295		(12)
HSBC Bank	9/11/20	THB	132,061	USD	4,143		129

HSBC Bank	9/11/20	THB	75,749	USD	2,454	$	(3)
HSBC Bank	9/11/20	USD	1,413	MYR	6,060		3
HSBC Bank	9/18/20	CNH	29,700	USD	4,179		3
HSBC Bank	9/18/20	USD	4,423	SGD	6,167		(3)
HSBC Bank	10/8/20	USD	13,844	TWD	401,515		14
HSBC Bank	10/9/20	INR	338,143	USD	4,433		(6)
HSBC Bank	10/9/20	USD	4,036	IDR	59,182,268		38
JPMorgan Chase	7/2/20	EGP	15,667	USD	965		6
JPMorgan Chase	7/2/20	USD	969	EGP	15,667		(1)
JPMorgan Chase	7/9/20	USD	3,606	IDR	54,964,942		(217)
JPMorgan Chase	7/10/20	INR	125,277	USD	1,637		21
JPMorgan Chase	7/10/20	PEN	299	USD	87		(2)
JPMorgan Chase	7/10/20	USD	27	IDR	403,763		(2)
JPMorgan Chase	7/10/20	USD	817	PEN	2,772		34
JPMorgan Chase	7/14/20	HUF	75,463	USD	240		—
JPMorgan Chase	7/14/20	USD	1,352	HUF	418,658		24
JPMorgan Chase	7/17/20	CZK	85,896	USD	3,482		139
JPMorgan Chase	7/17/20	CZK	17,498	USD	740		(3)
JPMorgan Chase	7/17/20	HUF	6,964	USD	22		1
JPMorgan Chase	7/17/20	HUF	46,570	USD	148		—
JPMorgan Chase	7/17/20	MXN	129,667	USD	5,321		307
JPMorgan Chase	7/17/20	RON	15,408	USD	3,430		145
JPMorgan Chase	7/17/20	RUB	362,597	USD	4,812		271
JPMorgan Chase	7/17/20	RUB	6,045	USD	87		(3)
JPMorgan Chase	7/17/20	TRY	4,261	USD	607		12
JPMorgan Chase	7/17/20	USD	2,319	CZK	58,824		(161)
JPMorgan Chase	7/17/20	USD	11,072	MXN	247,951		310
JPMorgan Chase	7/17/20	USD	74	MXN	1,786		(4)
JPMorgan Chase	7/17/20	USD	2,362	RON	10,626		(104)
JPMorgan Chase	7/17/20	USD	557	RSD	57,843		4
JPMorgan Chase	7/17/20	USD	2,107	RSD	229,907		(89)
JPMorgan Chase	7/17/20	USD	5,168	RUB	360,784		110
JPMorgan Chase	7/17/20	USD	10,816	RUB	815,046		(610)
JPMorgan Chase	7/17/20	USD	2,152	TRY	14,863		(7)
JPMorgan Chase	7/24/20	USD	3,066	AUD	4,697		(176)
JPMorgan Chase	8/14/20	PLN	19,475	USD	4,634		289
JPMorgan Chase	8/14/20	USD	2,286	PLN	9,025		5
JPMorgan Chase	8/14/20	USD	2,630	PLN	10,417		(3)
JPMorgan Chase	8/21/20	USD	2,222	CHF	2,101		1
JPMorgan Chase	9/2/20	BRL	5,822	USD	1,076		(9)
JPMorgan Chase	9/11/20	CLP	60,869	USD	76		(2)
JPMorgan Chase	9/11/20	COP	5,936,398	USD	1,588		(18)
JPMorgan Chase	9/11/20	THB	1,538	USD	49		1
JPMorgan Chase	9/11/20	THB	8,873	USD	287		—
JPMorgan Chase	9/11/20	USD	25	COP	91,542		1
JPMorgan Chase	9/11/20	USD	16	COP	60,441		—
JPMorgan Chase	9/18/20	CNH	19,596	USD	2,743		16

JPMorgan Chase	9/18/20	USD	6,888	CNH	49,000	$ (12)
JPMorgan Chase	9/18/20	USD	2,207	SGD	3,083	(6)
JPMorgan Chase	9/18/20	USD	2,686	ZAR	46,294	40
JPMorgan Chase	10/9/20	INR	168,865	USD	2,212	(1)
JPMorgan Chase	10/15/20	USD	4,403	ILS	15,236	(8)
Morgan Stanley	7/9/20	IDR	20,250,522	USD	1,338	71
Morgan Stanley	7/9/20	USD	2,410	IDR	34,376,349	19
Morgan Stanley	7/10/20	KRW	1,409,435	USD	1,178	(5)
Morgan Stanley	7/10/20	PEN	25,532	USD	7,326	(118)
Morgan Stanley	7/10/20	USD	9,870	PEN	33,615	380
Morgan Stanley	7/17/20	USD	692	CZK	17,269	(36)
Morgan Stanley	7/17/20	USD	498	RON	2,254	(25)
Morgan Stanley	7/24/20	USD	255	CHF	242	—
Morgan Stanley	8/21/20	EUR	423	USD	458	17
Morgan Stanley	8/21/20	EUR	1,015	USD	1,144	(1)
Morgan Stanley	8/21/20	USD	426	EUR	377	2
Morgan Stanley	8/21/20	USD	5,358	EUR	4,879	(130)
Morgan Stanley	9/2/20	BRL	11,620	USD	2,018	112
Morgan Stanley	9/11/20	THB	157,495	USD	4,933	162
Morgan Stanley	9/11/20	USD	1,018	CLP	824,676	13
Morgan Stanley	9/18/20	USD	1,123	ZAR	19,571	5
Morgan Stanley	10/8/20	USD	1,178	KRW	1,409,435	2
RBC Dominion Securities	7/17/20	CZK	9,833	USD	419	(5)
RBC Dominion Securities	7/17/20	MXN	44,797	USD	1,996	(52)
RBC Dominion Securities	7/24/20	CAD	2,850	USD	2,031	68
RBC Dominion Securities	8/21/20	USD	4,684	EUR	4,268	(116)
RBC Dominion Securities	9/18/20	CNH	4,847	USD	678	5
Standard Chartered	7/10/20	USD	1,340	INR	101,517	(3)
Standard Chartered	7/10/20	USD	5,194	TWD	154,048	(41)
Standard Chartered	7/24/20	USD	2,074	AUD	3,221	(149)
Standard Chartered	9/11/20	MYR	17,243	USD	3,939	72
Standard Chartered	9/11/20	MYR	1,580	USD	368	(1)
Standard Chartered	9/11/20	USD	1,701	MYR	7,284	7
Standard Chartered	9/11/20	USD	56	MYR	243	(1)
Standard Chartered	10/9/20	INR	99,720	USD	1,305	—
State Street	7/10/20	USD	3,076	INR	234,677	(28)
State Street	7/17/20	CZK	43,997	USD	1,854	—
State Street	7/17/20	MXN	50,392	USD	2,073	114
State Street	7/17/20	USD	459	MXN	10,318	11
State Street	7/17/20	USD	6,169	MXN	149,714	(329)
State Street	8/21/20	EUR	362	USD	394	14
State Street	9/2/20	BRL	42,608	USD	7,425	388
State Street	9/2/20	USD	7,105	BRL	36,643	386
State Street	9/18/20	USD	6,421	ZAR	109,238	178
State Street	9/18/20	ZAR	238	USD	14	—
UBS Investment Bank	7/9/20	IDR	23,974,620	USD	1,411	256
UBS Investment Bank	7/10/20	INR	75,908	USD	984	20

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Local Currency Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high income and capital appreciation. The fund has three classes of shares: the Emerging Markets Local Currency Bond Fund (Investor Class), the Emerging Markets Local Currency Bond Fund–Advisor Class (Advisor Class), and the Emerging Markets Local Currency Bond Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended June 30, 2020, the Advisor Class incurred less than $1,000 in these fees.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less or less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2020, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2020, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 47% and 49% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 4% of net assets.

Options The fund is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates, and currency values; and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2020, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 3% and 7% of net assets.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of June 30, 2020, the notional amount of protection sold by the fund totaled $2,710,000 (0.6% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 13% and 21% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have instituted various sanctions against Russia. These sanctions and additional sanctions, if issued, could have adverse consequences for the Russian economy, including a weakening or devaluation of the ruble, a downgrade in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Sanctions could impair a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. At June 30, 2020, approximately 10% of the fund’s net assets were invested in Russian securities; on that date, none of the fund’s investments were in securities issued by entities subject to sanctions.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $203,025,000 and $181,900,000, respectively, for the six months ended June 30, 2020.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2019, the fund had $4,218,000 of available capital loss carryforwards.

At June 30, 2020, the cost of investments for federal income tax purposes was $451,222,000. Net unrealized loss aggregated $16,370,000 at period-end, of which $22,069,000 related to appreciated investments and $38,439,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2020, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $31,000 remain subject to repayment by the fund at June 30, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $20,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2020, the fund was allocated $208,000 of Spectrum Funds’ expenses. Of these amounts, $142,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2020, approximately 88% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2020, approximately 6% of the Investor’s Class outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. However, the Board also considered, that effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Advisor Class and I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2020. With the new breakpoint, the group fee rate will decline to 0.260% when the combined average net assets of the applicable T. Rowe Price funds exceed $845 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group), and the fund’s total expenses ranked in the first and third quintiles (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 18, 2020